FORWARD FUNDS

Forward Progressive Real Estate Fund

Supplement dated January 20, 2009

(to the Forward Funds Investor Class Shares and Institutional Class Shares Prospectus,

the Forward Funds Class A Shares and Class C Shares Prospectus,

and the Forward Funds Statement of Additional Information (“SAI”), each dated May 1, 2008)

The following information applies to the Forward Progressive Real Estate Fund only:

Change of Name

Effective immediately, all references in each Prospectus and the SAI to “Forward Progressive Real Estate Fund” shall be replaced with “Forward Real Estate Fund.”

Change of Principal Investment Strategy

Effective immediately, the following replaces the information under the heading “Principal Investment Strategy – Investing in Equity Securities Of Real Estate-Focused Companies” on pages 88-90 of each Prospectus:

The Forward Real Estate Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in securities of real estate companies. This investment policy and the name of the Fund with respect to real estate-focused equity securities may not be changed without at least 60 days’ prior written notice to shareholders. Under normal conditions, the Fund expects to invest principally in common stock and units of beneficial interest of real estate investment trusts (REITs), preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. The Fund may invest in securities of real estate companies of any market capitalization. If market conditions warrant, the Fund may invest in debt securities issued or guaranteed by real estate companies, which may be of any maturity or credit quality.

For the purpose of the Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its net assets plus borrowings for investment purposes, if any, in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund’s sub-advisor expects that the Fund’s investment in real estate companies will be directed toward REITs and other real estate operating companies that generally pay higher dividends relative to the stock market as a whole.

A REIT is a company that primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year, and REITs were created as a means for average investors to access investments

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in large commercial properties through pooling arrangements, much like mutual funds. Income from REITs is produced through commercial real estate ownership and finance. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenues come principally from rent.

The sub-advisor conducts fundamental analysis to select the universe of investments for the Fund. The sub-advisor generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the sub-advisor compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and (4) local trends in rental and property capitalization rates. The sub-advisor uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The sub-advisor then proceeds to select investments that attempt to take advantage of those factors.

Effective immediately, the information under the heading “Forward Progressive Real Estate Fund – Social and Environmental Policy” on pages 49 and 50 of the SAI is deleted and removed in its entirety from the SAI.

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